UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 6, 2012

Hull Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada                         033-30158-A      05-0547629
(State or other jurisdication  (Commission	(IRS Employer
	of incorporation)	  File Number)	  Identification No.)

1111 Alderman Drive, Suite 210, Alpharetta, GA 30005
(Address of principal executive offices)

Registrants telephone number, including area code    (770) 521-0797

18851 N.E. 29th Avenue, Suite 700, Aventura, FL 33301
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240, 14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-12(b) under the Exchange Act (17 CFR 240, 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240,13e-4(c))


This Current Report on Form 8-K is filed by Hull Energy, Inc., a
Nevada corporation, in connection with the items described below.

Section 1 Registrants Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On December 4, 2012, Hull Energy, Inc., a Nevada corporation (Hull or the Company) acquired Title King, LLC, a Georgia Limited Liability Company (Title King) for a purchase price consisting of Forty Million (40,000,000) common share of Hull to be delivered within fifteen (15) days of the closing date which took place on December 4, 2012 (the Acquisition). The Acquisition was effected through a Equity Interest Purchase Agreement among the Company, Title King and the Unitholders of Title King (the Unitholders), and Jeffrey Canouse (Canouse), as representative of the Companys sole Unitholder (the Purchase
Agreement). The Company has no prior material relationship with Title King prior to the Purchase Agreement.
In connection with the Acquisition, an Executive Officer Attestation of the Company was executed wherein Hull received votes from over fifty-one percent (51%) of the equity interest of the Company which consisted of a vote of all outstanding Preferred A shares, Preferred D shares and six million of its common shares held by Canouse, in favor of the Acquisition. On December 4, 2012, the Majority Shareholders and Board of Directors of the Company adopted resolutions approving the Purchase Agreement.
The foregoing description of the Purchase Agreement and the Acquisition does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement which is filed as
Exhibit 1 to this Current Report on Form 8-K.

Section 2 Financial Information
Item 2.01 Completion of Acquisition of Disposition of Assets
The information disclosed under Item 1.01 is hereby incorporated by reference into this Item 2.01.

Section 3 Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities.
The information disclosed under Item 1.01 is hereby incorporated by reference into this Item 3.02.

Section 9 Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

   EXHIBIT 1

Equity Interest Purchase Agreement
Dated: December 4, 2012

   EXHIBIT 2

Executive Officer Attestation of Hull Energy, Inc.
Dated: December 4, 2012

   EXHIBIT 3

Corporate Resolution and Unanimous Written Consent of the Board of Directors of Hull Energy, Inc.
Dated: December 4, 2012

   EXHIBIT 4

Corporate Resolution and Unanimous Written Consent of the Majority Shareholders of Hull Energy, Inc.
Dated: December 4, 2012



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						Hull Energy, Inc.
						(Registrant)


Date December 6, 2012
						/s/Jeffrey M. Canouse
						(Signature)*

*Print name and title of the signing officer under his signature.

						Jeffrey M. Canouse
						President & CEO
SEC 873(03-10)
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